                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                             (Amendment No.______ )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:
  [   ]  Preliminary Proxy Statement
  [   ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e) (2))
  [ X ]  Definitive Proxy Statement
  [   ]  Definitive Additional Materials
  [   ]  Soliciting Material Pursuant to section 240.14a-11(c) or section
         240.14a-12

                           Meridian Diagnostics, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [ X ]  No fee required.
  [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4)
         and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------


  [   ]    Fee paid previously with preliminary materials.

  [   ]    Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

         (1)     Amount Previously Paid:
                 ---------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:
                 ---------------------------------------------------------------

         (3)     Filing Party:
                 ---------------------------------------------------------------

         (4)     Date Filed:
                 ---------------------------------------------------------------

                                 Meridian Logo

                           MERIDIAN DIAGNOSTICS, INC.
                             3471 River Hills Drive
                             Cincinnati, Ohio 45244

                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

Dear Shareholder:

We invite you to attend our annual meeting of shareholders on January 21, 1999 in Cincinnati, Ohio. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

/s/ William J. Motto

William J. Motto
Chairman of the Board

December 23, 1998

                     TABLE OF CONTENTS                        PAGE
------------------------------------------------------------------
GENERAL INFORMATION.........................................   -1-
ELECTION OF DIRECTORS.......................................   -1-
APPROVAL OF 1999 DIRECTORS' STOCK OPTION PLAN...............   -3-
APPROVAL OF AMENDING AND RESTATING THE COMPANY'S 1996
  STOCK OPTION PLAN.........................................   -3-
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS..................   -4-
DIRECTOR COMPENSATION.......................................   -4-
BOARD COMMITTEES............................................   -5-
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....   -5-
PRINCIPAL SHAREHOLDER.......................................   -6-
DIRECTORS AND EXECUTIVE OFFICERS............................   -7-
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........   -8-
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   -8-
SUMMARY COMPENSATION TABLE..................................   -8-
OPTION GRANTS IN LAST FISCAL YEAR...........................   -9-
FISCAL 1998 OPTION EXERCISES AND FISCAL YEAR-END OPTION
  VALUES....................................................   -9-
PERFORMANCE GRAPH...........................................  -10-
SHAREHOLDER PROPOSALS FOR NEXT YEAR.........................  -11-
QUESTIONS?..................................................  -11-
EXHIBIT A...................................................  -12-
EXHIBIT B...................................................  -15-

                            NOTICE OF ANNUAL MEETING
                                       OF
                   SHAREHOLDERS OF MERIDIAN DIAGNOSTICS, INC.

TIME:

     3:00 p.m., Eastern Time

DATE:

     January 21, 1999

PLACE:

     The Phoenix
     812 Race Street
     Cincinnati, Ohio 45202

PURPOSE:

     - Elect directors

     - Vote on the 1999 Directors' Stock Option Plan

     - Vote on amending and restating the 1996 Stock Option Plan

     - Ratify appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 1999

     - Conduct other business if properly raised

     Only shareholders of record on December 4, 1998 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is December 18, 1998.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     Gerard Blain
     Secretary

     December 23, 1998

GENERAL INFORMATION

WHO MAY VOTE

Shareholders of Meridian, as recorded in our stock register on December 4, 1998, may vote at the meeting. As of that date, Meridian had 14,383,718 shares of Common Stock outstanding.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

Meridian's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates, in favor of the 1999 Directors' Stock Option Plan, in favor of amending and restating the Company's 1996 Stock Option Plan and in favor of the ratification of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 1999.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. And if you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Meridian's Secretary in writing at the address under "Questions?" on page 11.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

VOTES NEEDED

The six director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the other proposals requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

OTHER MATTERS

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

VOTING BY PROXY

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" the election of all nominees for Directors proposed by the Board of Directors, "FOR" the adoption of the 1999 Directors' Stock Option Plan, "FOR" amending and restating the Company's 1996 Stock Option Plan and "FOR" ratification of the selection of independent public accountants.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)

The Board has nominated the director candidates named below.

The Board of Directors oversees the management of the Company on your behalf. The Board reviews Meridian's long-term strategic plans and exercises direct decision-making authority in key areas, such as, choosing the Chief Executive Officer, setting the scope of his authority to manage the company's business day to day, and evaluating management's performance.

The Board is nominating for reelection all of the following current directors:
James A. Buzard, John A. Kraeutler, Gary P. Kreider, William J. Motto, Robert J. Ready and Jerry L. Ruyan.

Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are entitled to cumulate their votes and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or to distribute their votes on the same principle among as many candidates as the shareholder sees fit. In order to invoke cumulative voting, notice of cumulative voting must be given in writing by a shareholder to the President, a Vice President or the Secretary of Meridian not less than 48 hours prior to the Annual Meeting. The proxies solicited include discretionary authority to cumulate their votes.

Three of our six nominees are not Meridian employees. Only non-employee directors serve on Meridian's Audit and Compensation committees. All Meridian directors are elected for one-year terms. Personal information on each of our nominees is given below.

The Board met nine times last year and took action in writing on one occasion.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING CANDIDATES:
--------------------------------------------------------------------------------

James A. Buzard, Ph.D.
Age 71
Director since 1990            James A. Buzard, Ph.D. has been a Director since
                               1990 and serves as Chairman of the Compensation
                               Committee. From March 1981 until December 1989,
                               he was Executive Vice President of Merrell Dow
                               Pharmaceuticals Inc. From December 1989 until his
                               retirement in February 1990, he was Vice
                               President of Marion Merrell Dow, Inc. He has been
                               a business consultant since February 1990.
--------------------------------------------------------------------------------

John A. Kraeutler
Age 50
Director since 1997            John A. Kraeutler has over 20 years of experience
                               in the medical diagnostics industry and joined
                               the Company as Executive Vice President and Chief
                               Operating Officer in January 1992. In July 1992,
                               Mr. Kraeutler was named President of the Company,
                               and has been a Director since 1997. Before
                               joining Meridian, Mr. Kraeutler served as Vice
                               President, General Manager for a division of
                               Carter-Wallace, Inc. Prior to that, he held key
                               marketing and technical positions with Becton,
                               Dickinson and Company and Organon, Inc.
--------------------------------------------------------------------------------

Gary P. Kreider, Esq.
Age 60
Director since 1991            Gary P. Kreider has been a Director since 1991.
                               For over five years Mr. Kreider has been a Senior
                               Partner of the Cincinnati law firm of Keating,
                               Muething & Klekamp, P.L.L., counsel to the
                               Company. He is also an Adjunct Professor of Law
                               in securities at the University of Cincinnati
                               College of Law.
--------------------------------------------------------------------------------

William J. Motto
Age 57
Director since 1977            William J. Motto has more than 25 years of
                               experience in the pharmaceutical and diagnostics products industries, is a founder of the Company and has been Chairman of the Board since 1977.
                               From that date until June 1986, Mr. Motto served as President. He served as Chief Executive
                               Officer from June 1986 until September 1989, and assumed that title again in May 1995. Before forming the Company, Mr. Motto served in various capacities for Wampole Laboratories, Inc., Marion
                               Laboratories, Inc. and Analytab Products, Inc., a division of American Home Products Corp.

--------------------------------------------------------------------------------

Robert J. Ready
Age 58
Director since 1986            Robert J. Ready has been a Director since 1986
                               and serves as Chairman of the Audit Committee. In
                               1976, Mr. Ready founded LSI Industries, Inc.,
                               Cincinnati, Ohio, which engineers, manufactures
                               and markets commercial/industrial lighting and
                               graphics products, and has served as its
                               President and Chairman of its Board of Directors
                               since that time.
--------------------------------------------------------------------------------

Jerry L. Ruyan
Age 52
Director since 1977            Jerry L. Ruyan has more than 20 years of
                               experience in the diagnostics products and
                               medical industries, is a founder of the Company
                               and has been a Director since 1977. Mr. Ruyan's
                               principal occupation is investment in business
                               ventures, primarily privately held organizations,
                               and presently is a partner in Redwood Ventures
                               LLC. Mr. Ruyan served as Chief Executive Officer
                               of Meridian from July 1992 to May 1995. In May
                               1995, Mr. Ruyan reduced his day-to-day
                               involvement in the Company in order to pursue
                               outside interests. He relinquished the title of
                               Chief Executive Officer at that time, but
                               continues to serve as a Director. Mr. Ruyan
                               served as President of the Company from June 1986
                               to July 1992. From June 1986 through January
                               1992, Mr. Ruyan served as Chief Operating
                               Officer. Mr. Ruyan is also a director of Meritage
                               Hospitality Group Inc.
--------------------------------------------------------------------------------

APPROVAL OF 1999 DIRECTORS' STOCK OPTION PLAN (ITEM 2 ON THE PROXY CARD)

The Board of Directors recommends the approval of the 1999 Directors' Stock Option Plan under which 50,000 shares of Meridian Common Stock would be reserved for issuance. This Plan was adopted by the Board of Directors on December 1, 1998, subject to shareholder approval. This Plan is designed to replace a similar plan approved by the Shareholders in 1994. The following is a summary of the Plan which appears in its entirety as Exhibit A to this Proxy Statement.

The Plan provides that each non-employee director elected at the 1999 Annual Meeting of Shareholders shall be granted an option to purchase 2,317 shares of Company Common Stock and, upon each subsequent election as a director, another option for 2,317 shares. Persons who become eligible directors after the effective date of this Plan shall be granted an option for 2,317 shares as a result of their election, whether by shareholders or directors, and upon each subsequent election as a director, another option for 2,317 shares. All grants shall be made on the date of the event giving rise to the option.

The Plan provides that options are to be granted with exercise prices at the last closing sale price of the Common Stock of the Company reported prior to the date of the grant. The closing price of the Company's Common Stock on December 4, 1998 was $5.75 per share. Options are granted for a term of ten years.

The right to exercise options vests immediately upon the time of grant. Options may be exercised for cash or for Company Common Stock at its fair market value on the date of the exercise. If at any time a holder of an option under this Plan becomes an employee, officer or director of a competitor of Meridian, such option shall automatically terminate.

Non-employee directors who receive options incur no federal income tax liability at the time of grant. Non-employee directors exercising options recognize taxable income and the Company has a tax deduction at the time of exercise to the extent of the difference between the market price on the day of exercise and the exercise price.

The affirmative vote of a majority of votes cast at the meeting is required to approve the adoption of this Plan.

APPROVAL OF AMENDING AND
RESTATING THE COMPANY'S 1996 STOCK
OPTION PLAN (ITEM 3 ON THE PROXY CARD)

The Board is recommending that the Company's 1996 Stock Option Plan be amended and restated. This Plan was adopted by shareholders at the 1997 Annual Shareholders' Meeting. It provided options for 200,000 shares. With the growth of the Com-pany and the passage of time, all of the shares provided by the Plan have been subjected to options. The Board considers it advisable for Meridian to have additional shares available in order to provide awards designed to attract and retain key employees. In addition to increasing the number of shares by 500,000, the Plan also contains several other modifications designed to provide more flexibility in utilization of the options and to provide certain protections to the Company. The complete text of the Plan is attached as Exhibit B to this Proxy Statement, with the changes marked to show changes from the Plan as originally adopted.

A committee established by the Board of Directors administers the Plan. The Committee evaluates the duties of employees and their present and potential contributions to the Company and such other factors as it deems relevant in determining key persons to whom options will be granted and the number of shares covered by such grants. All employees of the Company are eligible to be considered by the Committee for the grant of options.

The Plan provides that all options are to be granted with exercise prices of not less than 95% of the last closing sale price of the Common Stock reported prior to the date of grant. Options may be granted for varying periods of up to ten years. Options may be granted either as Incentive Stock Options designed to provide certain tax benefits under the Internal Revenue Code or as Non-Qualified Options without such benefits. However, persons who beneficially own 10% or more of the Company=s outstanding Common Stock may not be granted incentive options for terms exceeding five years and their exercise prices must be at least 110% of market value at the time of grant.

The right to exercise options will vest according to a schedule determined at the time of grant which generally is at the rate of 25% per year commencing on the first anniversary of the date of grant, with this right to exercise cumulative to the extent not utilized in prior periods. Options granted under the Plan will not become exercisable until one year from the date of grant. The Committee is empowered to grant options with different vesting provisions. Options may be exercised for cash or for the Company common stock at its fair market value. If the employment of a person holding an option is terminated for any reason other than death, total permanent disability or retirement, the option terminates.

Persons who receive options incur no federal income tax liability at the time of grant.

Persons exercising Non-Qualified Options recognize taxable income and the Company has a tax deduction at the time of exercise to the extent of the difference between market price on the day of exercise and the exercise price.

Persons exercising Incentive Stock Options do not recognize taxable income until they sell the stock. Sales within two years of the date of grant or one year of the date of exercise result in taxable income to the holder and a deduction for the Company, both measured by the difference between the market price at the time of sale and the exercise price. Sales after such period are treated as capital transactions to the holder and the Company receives no deduction.

The affirmative vote of a majority of votes cast at the meeting also is required to approve the adoption of this Plan.

RATIFICATION OF APPOINTMENT OF
ACCOUNTANTS (ITEM 4 ON THE PROXY CARD)

Although not required by law, the Board is seeking shareholder ratification of its selection of Arthur Andersen LLP as the Company's independent public accountants for fiscal 1999. An affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 1999. Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

DIRECTOR COMPENSATION

Non-employee directors of Meridian receive $12,000 per year for serving as a director and as members of committees of the Board. They also receive $1,000 for each director or committee meeting attended except if a committee meeting occurs on the same day as a directors' meeting, the committee meeting fee is $800. They receive $500 for each director or committee meeting held by telephone. Committee chairman receive an addi-tional $500 for each committee meeting held. Each non-employee director is also granted a non-qualified option to purchase 2,317 shares of Common Stock at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price reported immediately prior to the date of grant. Directors who are employees of Meridian are not separately compensated for serving as directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee or executive committee.

THE AUDIT COMMITTEE is responsible for reviewing the Company's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants.

Committee members: Messrs. Buzard, Kreider and Ready (Chairman).

Meetings last year: 2

THE COMPENSATION COMMITTEE is responsible for establishing compensation for management and administering the Company's stock option plans.

Committee members: Messrs. Buzard (Chairman), Kreider and Ready.

Meetings last year: 6
Actions in writing last year: 5

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is charged with establishing compensation for executive officers through the establishment of salaries and bonus plans as well as making bonus awards and awarding stock options.

At a meeting held September 15, 1997, the Committee set salaries for executive officers for fiscal 1998. In establishing these salaries, the Committee reviewed recommendations of management presented in July against studies of local comparable companies as well as 1996 data prepared by the Health Industries and Manufacturers Association. These studies compared entities by sales, assets and employee range on a profit margin basis and other aspects. In making its decisions the Committee noted that Meridian had a less than satisfactory year and believed that in these circumstance the range of compensation for executive officers should be approximately the same as for the entire work force. This process allowed increases to be tied more into the bonus performance and stock option plans established by the Committee. The salary of the Chief Executive Officer, Mr. Motto, was set in the same manner.

At a meeting held November 18, 1998, the Committee reviewed with management the financial results for fiscal 1998 as compared to the bonus plan previously established by the Board. Since targets set forth in the plan were not met, no bonuses were awarded. The Committee then adopted a proposed bonus plan for fiscal 1999 similar in concept to those previously utilized.

At other meetings during fiscal 1998, the Committee awarded options from the Company's previously approved Stock Option Plan reflecting its view of the importance of particular executives to the Company's future performance.

                        Compensation Committee of
                        the Board of Directors

                        James A. Buzard, Chairman
                        Gary P. Kreider
                        Robert J. Ready

                             PRINCIPAL SHAREHOLDER

The following person is the only shareholder known by the Company to own beneficially 5% or more of its outstanding Common Stock as of December 4, 1998:

                                               AMOUNT AND NATURE OF         PERCENT
         NAME OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP         OF CLASS
         ------------------------              --------------------         --------
William J. Motto                                    4,667,163                 32.3%

The business address of Mr. Motto is 3471 River Hills Drive, Cincinnati, Ohio 45244.

Mr. Motto is a party to an agreement with Jerry L. Ruyan and Meridian pursuant to which he must offer his shares for sale to Meridian, and if it declines to purchase, to Mr. Ruyan, based on the current market price, if he desires to sell more than 1% of Meridian's Common Stock in any three-month period.

The shares of Common Stock reported as beneficially owned by Mr. Motto include 809,539 shares held by his three children as trustees of various trusts, 51,646 shares held by the William J. Motto Family Charitable Remainder Unitrust and 75,452 shares subject to options exercisable within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

     This table lists the executive officers and directors of Meridian and shows how much common stock each owned on December 4, 1998.

                                                                                            COMMON STOCK
                                                                                         BENEFICIALLY OWNED
        NAME AND AGE                                 POSITION                          AMOUNT(1)   PERCENTAGE
        ------------                                 --------                          ---------   ----------
William J. Motto              Chairman of the Board of Directors, Chief Executive      4,667,163(2)    32.3%
57                            Officer
John A. Kraeutler             President, Chief Operating Officer and Director            138,425         *
50
Gerard Blain(3)               Executive Vice President, Chief Financial Officer and       31,834         *
58                            Secretary
Ching Sui Arthur Yi,(4)       Vice President, Research and Development                    35,000         *
Ph.D.
52
Antonio A. Interno(5)         Senior Vice President                                      361,635       2.5%
48
Richard L. Eberly(6)          Vice President, Sales and Marketing                          6,675         *
37
James A. Buzard, Ph.D.(7)     Director                                                    19,442         *
71
Gary P. Kreider(7)            Director                                                    31,453(8)       *
60
Robert J. Ready(7)            Director                                                    20,697         *
58
Jerry L. Ruyan                Director                                                   515,094(9)     3.6%
52
All Executive Officers and                                                             5,827,418      39.0%
Directors as a Group (10)

---------------
1 Includes options exercisable within 60 days from Mr. Motto of 75,452 shares, Mr. Kraeutler of 134,073 shares, Mr. Blain of 30,020 shares, Dr. Yi of 13,910 shares, Mr. Interno of 202,318 shares, Mr. Eberly of 6,375 shares, Mr. Buzard of 18,190 shares, Mr. Kreider of 11,587 shares, Mr. Ready of 20,697 shares, and Mr. Ruyan of 50,378 shares.

2 See description of Common Stock ownership contained under "Principal
  Shareholder".

3 Gerard Blain joined the Company as Vice President and Chief Financial Officer on March 1, 1994. He was elected Secretary in April 1996. Prior to joining the Company, Mr. Blain was Vice President and Controller of Marion Merrell Dow, Inc. Mr. Blain had been with Marion Merrell Dow, Inc. and its predecessor companies since 1966.

4 Ching Sui Arthur Yi, Ph.D., has more than 18 years of experience in the diagnostic industry and has been Vice President, Research and Development of the Company since August 1989. From May 1986 until he joined the Company, he was Director of Product Development of Cambridge BioScience Corporation. Previously he was a partner of BioClinical System Inc. from July 1983 to April 1986, Manager of Research and Development of Terumo Medical Corporation from March 1982 to June 1983 and Senior Scientist of Leeco Diagnostics from August 1979 to February 1982.

5 Antonio A. Interno was appointed as a Vice President in August 1991 and appointed a Senior Vice President in September 1997. He has been Managing Director of the Company's European subsidiary, Meridian Diagnostics Europe since February 1990. Prior to that time, he was the marketing manager for Diagnostics International Distribution SPA, a major Italian diagnostics distributor.

6 Richard L. Eberly was appointed Vice President of Sales and Marketing in
  January 10 1997. He has over 12 years of experience in the medical diagnostic industry and joined the Company in January 1995. Prior to his appointment to Vice President of Sales and Marketing, Mr. Eberly served as the Director of Sales for the Company. Before joining Meridian he held key sales and marketing positions at Abbott Diagnostics.

7 Audit Committee Member and Compensation Committee Member.

8 Includes 145 shares held directly by his wife and 9,364 shares held by trusts of which Mr. Kreider is trustee and a beneficiary.

9 Includes 23,265 shares holds by the Ruyan Family Charitable Remainder Unitrust of which Mr. Ruyan is trustee and a beneficiary.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership. Based on a review of the copies of such forms received by it, the Company believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the Section 16 reporting requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gary P. Kreider, who is a member of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Meridian in fiscal 1998.

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION
                                         --------------------------------------------------------------------
                                                                              SECURITIES
               NAME AND                                                       UNDERLYING         ALL OTHER
          PRINCIPAL POSITION             YEAR       SALARY        BONUS        OPTIONS        COMPENSATION(1)
          ------------------             ----      --------      -------      ----------      ---------------
William J. Motto                         1998      $338,000      $    --            --            $14,279
Chairman of the Board of Directors,      1997       325,000           --            --              4,742
Chief Executive Officer                  1996       302,000       75,509        20,000             12,832
John A. Kraeutler                        1998      $245,000      $    --        50,000            $ 9,844
President, Chief Operating Officer       1997       235,000           --            --              4,641
                                         1996       215,000       53,841        24,000             11,816
Gerard Blain                             1998      $162,000      $    --        50,000            $13,533
Executive Vice President, Chief          1997       147,000           --            --              4,593
Financial Officer and Secretary          1996       135,000       25,341        10,000              7,970
Antonio A. Interno                       1998      $200,000      $    --         7,000            $     0
Vice President                           1997       200,000           --            --                  0
                                         1996       181,250       25,700        10,000                  0
Ching Sui Arthur Yi                      1998      $125,000      $    --         8,000            $ 9,123
Vice President, Research                 1997       114,000           --            --              3,730
and Development                          1996       108,000       20,288         2,000              8,022

---------------
1 Amounts accrued under the Company's Savings and Investment Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZED VALUE
                                       % OF TOTAL                                                 AT ASSUMED ANNUAL
                       NUMBER OF        OPTIONS                                                     RATES OF PRICE
                       SECURITIES      GRANTED TO                                                    APPRECIATION
                       UNDERLYING      EMPLOYEES         EXERCISE                                  FOR OPTION TERM
                        OPTIONS        IN FISCAL           PRICE                               ------------------------
        NAME            GRANTED           1998         ($/PER SHARE)      EXPIRATION DATE         5%             10%
        ----           ----------      ----------      -------------      ---------------      ---------      ---------
William J. Motto             --             --                --                   --                --             --
John A. Kraeutler         7,121            4.8%           10.875             10/15/07          $126,143       $200,862
                         12,879            8.7%           10.875             10/15/07           228,142        363,277
                         22,500           15.2%           12.500              4/21/08           458,127        729,490
                          7,500            5.1%           12.500              4/21/08           152,709        243,163
Gerard Blain              7,500            5.1%           10.875             10/15/07          $132,857       $211,552
                          2,500            1.7%           10.875             10/15/07            44,286         70,517
                         21,610           14.6%           12.500              4/21/08           440,005        700,635
                         18,390           12.4%           12.500              4/21/08           374,442        596,237
Antonio A. Interno        5,000            3.4%           10.875             10/15/07          $ 88,571       $141,035
                          2,000            1.4%           12.500              4/21/08            40,722         64,844
Ching Sui Arthur Yi       6,000            4.1%           10.875             10/15/07          $106,285       $169,242
                          2,000            1.4%           12.500              4/21/08            40,722         64,844

                          FISCAL 1998 OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                                NUMBER OF SECURITIES       IN-THE-MONEY OPTIONS AT
                                                               UNDERLYING UNEXERCISED              FY-END
                                 SHARES ACQUIRED    VALUE         OPTIONS AT FY-END
             NAME                  ON EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----                ---------------   --------   -------------------------   -------------------------
William J. Motto                      8,354         25,516       75,452/15,000                119,198/0
John A. Kraeutler                        --             --      134,073/68,000                271,557/0
Gerald Blain                             --             --       30,020/51,250                 28,047/0
Antonio A. Interno                       --             --       202,318/9,500               1,083,159/0
Ching Sui Arthur Yi                   3,342         15,223       13,910/8,795                20,093/3,781
                                      3,183         18,404
                                      4,635         29,013

PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in Meridian's cumulative total shareholder return on its Common Stock as measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between Meridian's share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented with the Wilshire 5000 Equity Index and a Peer Group Index. The Peer Group consists of Diagnostics Products Corp., Gamma Biologicals, Inc., Hycor Biomedical, Inc. and Immucor, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG MERIDIAN DIAGNOSTICS, INC., THE WILSHIRE 5000 EQUITY INDEX
                                AND A PEER GROUP

                                        'MERIDIAN
                                    DIAGNOSTICS, INC.'      PEER GROUP         WILSHIRE 5000
SEP-93                                    100.00              100.00              100.00
SEP-94                                     95.40              123.31              102.71
SEP-95                                    151.44              195.72              132.52
SEP-96                                    254.46              185.17              157.44
SEP-97                                    230.39              157.33              217.60
SEP-98                                    151.06              142.38              244.75

    * $100 invested on 9/30/93 in stock or index - including reinvestment of dividends.
      Fiscal year ending September 30.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for shareholder proposals to be included in the Proxy Statement for next year's meeting is August 19, 1999.

     The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2000 Annual Shareholders' Meeting, it must be received prior to November 4, 1999. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

     Gerard Blain, Secretary
     Meridian Diagnostics, Inc.
     3471 River Hills Drive
     Cincinnati, Ohio 45244

     or call us at (513) 271-3700 .

     For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755.

                                   EXHIBIT A

                           MERIDIAN DIAGNOSTICS, INC.

                       1999 DIRECTORS' STOCK OPTION PLAN

     The purpose of the 1999 Directors' Stock Option Plan is to advance the interests of Meridian Diagnostics, Inc. and its shareholders by affording non-employee members of the Company's Board of Directors an opportunity to increase their proprietary interest in the Company by the grant of options to them under the terms set forth herein. The Company believes that this Plan will give an incentive to these members of the Board to increase revenues and profits.

     1. Effective Date of the Plan. This Plan shall become effective at such time as it is approved by shareholders at the 1999 Annual Meeting of Shareholders of the Company.

     2. Shares Subject to the Plan. The shares to be issued upon the exercise of the options granted under the Plan shall be shares of Common Stock, no par value, of the Company. Either treasury or authorized and unissued shares of Common Stock, or both, as the Board of Directors shall from time to time determine, may be so issued. No shares of Common Stock which are subject of any lapsed, expired or terminated options may be available for reoffering under the Plan.

     Subject to the provisions of Section 4, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 50,000.

     3. Administration. The Plan shall be administered by a committee appointed in accordance with the Company's Code of Regulations and consisting of directors who may also be eligible to participate in the Plan.

     Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of such option agreements, consistent with this Plan. Such agreements need not be uniform.

     4. Adjustments to Common Stock and Option Price.

          4.1 In the event of changes in the outstanding Common Stock of the Company as a result of stock dividends, split-ups, recapitalizations, combinations or exchanges, the number and class of shares of Common Stock authorized to be the subject of options under the Plan and the number and class of shares of Common Stock and Option Price for each option which is outstanding under this Plan shall be correspondingly adjusted by the Committee.

          4.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

          4.3 In the event of the dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation or in which the outstanding shares of Common Stock of the Company are converted into cash, other securities or other property, each outstanding option issued hereunder shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option. Each such holder shall have the right during such period following notice to exercise the option as to all or any part of the option for which it is exercisable at the time of such notice.

     5. Eligible Directors; Grant of Options. An Eligible Director shall be each director of the Company, now serving as a director or elected hereafter, who is not also an employee of the Company.

     Each Eligible Director elected as such at the 1999 Annual Meeting of Shareholders shall be granted an option for the purchase of 2,317 shares of Common Stock and, upon each subsequent election as a director, another option for 2,317 shares. Persons who become Eligible Directors after the effective date of the Plan shall be granted an option for 2,317 shares as a result of their election, whether by shareholders or directors, and upon each subsequent election as a director, another option for 2,317 shares. All grants shall be made on the date of the event giving rise to the option. Such grants shall continue until the number of shares provided for in this Plan in Section 2 are exhausted.

     6. Price. The purchase price of the shares of Common Stock which may be acquired pursuant to the exercise of any option granted pursuant to the Plan shall be the last closing sale price reported on the last trading date prior to the date of grant.

     7. Period of Option. The term of each option shall be ten years from the date of grant.

     8. Exercise of Options. An option may be exercised by an Eligible Director at any time as to all or part of the shares covered thereby by giving written notice to the Company at its principal office, directed to the attention of its Secretary, accompanied by payment of the Option Price in full for shares being purchased. The payment of the Option Price shall be either in cash or, subject to any conditions set forth in the option agreement, by delivery of previously owned shares of Common Stock of the Company having a fair market value equal to the purchase price on the date of exercise of the option, or by any combination of cash and such shares.

     Additionally, an option may be exercised by delivering written notice of exercise to Meridian to the attention of its Secretary accompanied by irrevocable instructions to deliver shares to a broker-dealer with a copy of irrevocable instructions to the broker-dealer to deliver the exercise Option Price to Meridian.

     Unless there is in effect at the time of exercise a registration statement under the Securities Act of 1933 permitting the resale to the public of shares acquired under the Plan, the holder of the option shall, except to the extent determined by the Committee that such is not required, (i) represent and warrant in writing to the Company that the shares acquired are being acquired for investment and not with a view to the distribution thereof, (ii) acknowledge that the shares acquired may not be sold unless registered for sale under said Act or pursuant to an exemption from such registration, and (iii) agree that the certificates evidencing such shares shall bear a legend to the effect of clauses
(i) and (ii).

     9. Nontransferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised during the lifetime of the holder only by the holder.

     10. Death or Disability of an Optionee. If an optionee dies or becomes disabled all options granted to such person may be exercised by the legal representative of the estate of the deceased option holder or by the person or persons to whom such Eligible Director's rights under the option passes by will or the laws of descent and distribution. "Disabled" shall have the meaning ascribed to it in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

     11. Rights as a Shareholder. The holder of an option shall not have any of the rights of a shareholder of the Company with respect to the shares subject to an option until a certificate for such shares shall have been issued upon the exercise of the option.

     12. Amendment and Termination.

          12.1 The Plan shall terminate five years after its effective date and thereafter no options shall be granted. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to the terms and conditions of the Plan. The Board of Directors of the Company at any time prior to that date may terminate the Plan or make such amendments to it as the Board of Directors shall deem advisable; provided, however, that except as provided in Section 4, the Board of Directors may not, without shareholder approval, increase the maximum number of shares as to which options may be granted under the Plan, change the class of persons eligible to receive options under the Plan or change the number of options to be granted to each eligible person under the Plan. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his option or materially and adversely affect his rights under the option.

          12.2 This Plan may not be amended more than once every six months other than to conform with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     13. Automatic Termination of Option. Notwithstanding anything contained herein to the contrary, if at any time a holder of an option granted under this Plan becomes an employee, officer or director of or a consultant to an entity which the Committee determines is a competitor of the Company, such option shall automatically terminate as of the date such conflicting relationship was established.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                   EXHIBIT B

                           MERIDIAN DIAGNOSTICS, INC.

                                      1996

                               STOCK OPTION PLAN

                AMENDED AND RESTATED EFFECTIVE JANUARY 22, 1999

                                   ARTICLE 1

                                   OBJECTIVES
     Meridian Diagnostics, Inc. [("Meridian") has] established this Stock Option Plan effective November 14, 1995 and amended and restated it effective January 22, 1999 as an incentive to the attraction and retention of dedicated and loyal employees of outstanding ability, to stimulate the efforts of such persons in meeting the Company's objectives and to encourage ownership of the Company's Common Stock by employees.

                                   ARTICLE 2

                                  DEFINITIONS

     2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

          A. "Code" means the Internal Revenue Code of 1986.

          B. The "Company" means Meridian and any subsidiary of Meridian, as the term "subsidiary" is defined in Section 424(f) of the Code.

          C. "Date of Exercise" means the date on which the Company has received a written notice of exercise of an Option, in such form as is acceptable to the Committee, and full payment of the purchase price.

          D. "Date of Grant" means the date on which the Committee makes an award of an Option.

          E. "Eligible Employee" means any individual who performs services for the Company and is treated as an employee for federal income tax purposes.

          F. "Fair Market Value" means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining Fair Market Value under either method prescribed in the previous sentence.

          G. "Incentive Stock Option" shall have the same meaning as given to that term by Section 422 of the Code.

          H. "Nonqualified Stock Option" means any Option granted under the Plan which is not considered an Incentive Stock Option.

          I. "Option" means the right to purchase a stated number of Shares at a specified price. The option may be granted to an Eligible Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

          J. "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant in the case of an Incentive Stock Option.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

          K. "Permanent and Total Disability" shall mean any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          L. "Plan" means this 1996 Stock Option Plan as it may be amended from time to time.

          M. "Share" means one share of the Common Stock, no par value, of the Company.

                                   ARTICLE 3

                                 ADMINISTRATION
     3.1 The Plan shall be administered by a committee [(the "Committee")] designated by the Board of Directors of the Company. The Committee shall be [comprised] composed solely of [three or more] directors each of whom shall be
(i) a ["disinterested person]"non-employee director" as defined under Rule 16b-3 of the Securities and Exchange Act of 1934 (the "Act") and (ii) an "outside director" to the extent required by Section 162(m) of the Internal Revenue Code ("Section 162(m)"). [Notwithstanding the foregoing, to the extent relevant state law now or hereafter permits, the Committee may be comprised solely of two or more such directors.]

     Actions shall be taken by a majority of the Committee.

     3.2 Except as specifically limited by the provisions of the Plan, the Committee in its discretion shall have the authority to:

          A. Determine which Eligible Employees shall be granted Options;

          B. Determine the number of Shares which may be subject to each Option;

          C. Determine the Option Price;

          D. Determine the term of each Option;

          E. Determine whether each Option is an Incentive Stock Option or Nonqualified Stock Option;

          F. Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

          G. Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

     3.3 Any action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon all persons, and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

     3.4 No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder, and to the extent permitted by law, all members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action.

                                   ARTICLE 4

                             SHARES SUBJECT TO PLAN
     4.1 The Shares that may be made subject to Options granted under the Plan shall not exceed 200,000 700,000 Shares in the aggregate. Except as provided in
Section 4.2, upon lapse or termination of any Option for any reason without being completely exercised, the Shares which were subject to such Option may again be subject to other Options.

     4.2 The maximum number of Shares with respect to which options may be granted to any employee during each fiscal year of the Company is 50,000 Shares. If an Option is cancelled, it continues to be counted against the maximum number of Shares for which Options may be granted to an employee. If an Option is repriced, the transaction is treated as a cancellation of the Option and a grant of a new Option.

                                   ARTICLE 5

                              GRANTING OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may, from time to time prior to November 14, 2005, grant Options to Eligible Employees on such terms and conditions as the Committee may determine. More than one Option may be granted to the same Eligible Employee.

                                   ARTICLE 6

                                TERMS OF OPTIONS

     6.1 Subject to specific provisions relating to Incentive Stock Options set forth in Article 9, each Option shall be for a term of from one to ten years from the Date of Grant and may not be exercised during the first twelve months of the term of said Option. Commencing on the first anniversary of the Date of Grant of an Option, the Option may be exercised for 25% of the total Shares covered by the Option with an additional 25% of the total Shares covered by the Option becoming exercisable on each succeeding anniversary until the Option is exercisable to its full extent. This right of exercise shall be cumulative and shall be exercisable in whole or in part. The Committee in its sole discretion may permit particular holders of Options to exercise an Option to a greater extent than provided herein. The Committee may establish a different exercise schedule and impose other conditions upon exercise for any particular Option or groups of Options.

     6.2 The holder of an Option must remain continuously in the service of the Company as an employee for a period of at least twelve months. Nothing contained in this Plan or in any Option granted pursuant to it shall confer upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate employment at any time. So long as a holder of an Option shall continue to be an employee of the Company, the Option shall not be affected by any change of the employee's duties or position.

     6.3 If the grantee of an Option dies or becomes subject to a Permanent and Total Disability either while employed by the Company, or within 90 days following termination of employment for any reason other than cause, or if such grantee retires after age 55 through a plan of retirement acceptable to Meridian, all Options granted to such person shall become fully vested and immediately exercisable as of the date of termination of employment.

     6.4 In the event of the dissolution or liquidation of Meridian or any merger, other than a merger for the purpose of the redomestication of Meridian and not involving a change in control, consolidation, exchange or other transaction in which Meridian is not the surviving corporation or in which the outstanding Shares of Meridian are converted into cash, other securities or other property, each outstanding Option shall automatically become fully vested and fully exercisable immediately prior to such event. Thereafter the holder of each such Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option prior to such transaction, the stock or other securities or

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised such Option immediately prior to such transaction.

                                   ARTICLE 7

                              EXERCISE OF OPTIONS

     7.1 Any person entitled to exercise an Option in whole or in part, may do so by delivering a written notice of exercise to the Company, attention Corporate Secretary, at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased.

     7.2 An Option may also be exercised by delivering a written notice of exercise to Meridian, Attention Corporate Secretary, accompanied by irrevocable instructions to deliver shares to a broker-dealer and a copy of irrevocable instructions to the broker-dealer to deliver the Option Price to Meridian.

                                   ARTICLE 8

                            PAYMENT OF OPTION PRICE
     [8.1] Payment of the Option Price may be made in cash, by the tender of previously owned Shares which have been owned at least six months and [Shares, or both. Shares tendered shall be valued at their Fair Market Value on the date of tender.]

     [8.2 Payment through tender of Shares may be made by instruction from the Optionee to the Company to withhold from the Shares issuable upon exercise that number] which have a Fair Market Value equal to the purchase price on the date of [tender equal to the] exercise [price for the Option or portion thereof being exercised.] or by any combination of cash and such Shares.

                                   ARTICLE 9

             INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

     9.1 The Committee in its discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

     9.2 Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan. In addition, the Incentive Stock Option shall be subject to the following specific provisions:

          A. At the time the Incentive Stock Option is granted, if the Eligible Employee owns, directly or indirectly, stock representing more than 10% of
     (i) the total combined voting power of all classes of stock of the Company, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then:

             (i) The Option Price must equal at least 110% of the Fair Market Value on the Date of Grant; and

             (ii) The term of the Option shall not be greater than five years from the Date of Grant.

          B. The aggregate Fair Market Value of Shares (determined at the Date of Grant) with respect to which Incentive Stock Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by the Company shall not exceed $100,000.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

     9.3 If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Stock Option to the extent that the grant is in conflict with these restrictions.

                                   ARTICLE 10

                           TRANSFERABILITY OF OPTION

     During the lifetime of an Eligible Employee to whom an Option has been granted, such Option is not transferable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Eligible Employee to whom an Option has been granted, the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

     Notwithstanding the above, the Committee may, with respect to particular Nonqualified Stock Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of the grantee of the Option to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

                                   ARTICLE 11

                             TERMINATION OF OPTIONS

     11.1 An Option will terminate as follows:

          A. Upon exercise or expiration by its terms.

          B. Except as provided below in this Subsection [11.1.C] 11.1, upon termination of employment for reasons other than cause, the then-exercisable portion of any Option will terminate on the [60th] 90th day after the date of termination. The portion not then exercisable will terminate on the date of termination of employment. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment.

          C. If an Eligible Employee holding an Option dies or becomes subject to a Permanent and Total Disability either while employed by the Company, or within [60] 90 days [after] following termination of employment, for [reasons] any reason other than cause,such Option may be exercised, [to the extent exercisable on the date of death, Permanent and Total Disability or termination of employment,] at any time within one year after the date the employment of such Eligible Employee terminated, by the estate or guardian of such person or by those persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

          D. Options shall terminate immediately if employment is terminated for cause or by voluntary action of the grantee without the consent of Meridian. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, intentional harm to the Company's reputation, material breach of the optionee's duty of fidelity to the Company, the use of illegal drugs, the commission of a criminal act, willful violation of Company policy, or trading in securities of the Company for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

          E. If an Eligible Employee holding an Option violates any terms of any written employment, confidentiality or noncompetition agreement between the Company and the Eligible Employee, all existing options held by such Employee will terminate. In addition, if at the time of such violation the Employee has exercised Options but has not received certificates for the shares to be issued, the Company may void the Option and its exercise. Any such actions by the Company shall be in addition to any other rights or remedies available to the Company in such circumstances.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

          F. If the grantee of a Nonqualified Stock Option retires after age 55 through a plan of retirement acceptable to Meridian, such Option may be exercised at any time within two years after the date of termination of employment.

          G. The Committee, in its discretion, may as to any particular outstanding Nonqualified Stock Option or upon the grant of any Nonqualified Stock Option, establish terms and conditions which are different from those otherwise contained in this Article 11, by, without limitation, providing that upon termination of employment for any designated reason, vesting may occur in whole or in part at such time and that such Option may be exercised for any period during the remaining term of the Option.

     11.2 Except as provided [in Article 12 hereof] elsewhere herein, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Eligible Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated. In addition, notwithstanding anything contained herein, no option may be exercised in any event after the expiration of ten years from the date of grant of such option.

                                   ARTICLE 12

                     ADJUSTMENTS TO SHARES AND OPTION PRICE

     12.1 In the event of changes in the outstanding Common Stock of the Company as a result of stock dividends, splitups, recapitalizations, combinations of Shares or exchanges of Shares, the number and class of Shares for all purposes covered by the Plan and number and class of Shares and price per Share for each Option and each outstanding Option covered by the Plan shall be correspondingly adjusted by the Committee.

     12.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

     12.3 In the event of the dissolution or liquidation of the Company or any merger, other than a merger for the purpose of the redomestication of Meridian which does not involve a change in control, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Option shall [terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Option and each such holder shall have the right during such period following notice to] automatically become fully vested and fully exercisable immediately prior to such event. Thereafter, the holder of each such Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option [as to all or any part of the Shares for which it is exercisable at the time of such notice. The Committee, in its sole discretion, may provide that Options in such circumstances may be] prior to such transaction, the stock or other securities or property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised [to an extent greater than the number of shares for which they were exercisable at the time of such a notice.] such Option immediately prior to such transaction.

     12.4 All outstanding Options shall become immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or William J. Motto becomes the "beneficial owner," as defined in Rule 13d-3 under the Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                   ARTICLE 13

                               OPTION AGREEMENTS

     13.1 All Options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee in its sole discretion may determine.

     13.2 Each optionee, by acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on the optionee's own behalf and on behalf of the optionee's heirs, assigns and legal representatives, by all terms and conditions of this Plan.

                                   ARTICLE 14

                      AMENDMENT OR DISCONTINUANCE OF PLAN

     14.1 The Board of Directors of the Company may at any time amend, suspend, or discontinue the Plan; provided, however, that no amendments by the Board of Directors of the Company shall, without further approval of the shareholders of the Company:

          A. Change the definition of Eligible Employees;

          B. Except as provided in Articles 4 and 12 hereof, increase the number of Shares which may be subject to Options granted under the Plan.

          C. Cause the Plan or any Option granted under the Plan to fail to (i) be excluded from the $1 million deduction limitation imposed by Section 162(m) of the Code, or (ii) qualify as an "Incentive Stock Option" as defined by Section 422 of the Code.

     14.2 No amendment or discontinuance of the Plan shall alter or impair any Option granted under the Plan without the consent of the holder thereof.

                                   ARTICLE 15

                                 EFFECTIVE DATE
     This Plan [shall become] became effective [as of November 14, 1995,] January 25, 1996, having been [adopted by the Board of Directors of the Company on such date subject to approval] approved by the affirmative vote of the holders of a majority of the shares of Capital Stock of the Company voting on the issue, [and all Options granted prior to such approval are expressly conditioned upon such.] The amendment and restatement to the Plan became effective January 21, 1999 upon approval [being received. If shareholder approval is not received, within 12 months of the effective date, Options granted pursuant to this Plan shall be null and void] by a majority of the outstanding shares of Common Stock of the Company voting on the Plan.

                                   ARTICLE 16

                                 MISCELLANEOUS

     16.1 Nothing contained in this Plan or in any action taken by the Board of Directors or shareholders of the Company shall constitute the granting of an Option. An Option shall be granted only at such time as a written Option shall have been executed and delivered to the respective employee and the employee shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

     16.2 Certificates for Shares purchased through exercise of Options will be issued in regular course after exercise of the Option and payment therefor as called for by the terms of the Option but in no event shall the Company be obligated to issue certificates more often than once each quarter of each fiscal year. No persons holding an Option or entitled to exercise an Option granted under this Plan shall have any rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Option unless and until the Company, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which the Company securities may then be listed as well as any other requirements of law.

     16.3 This Plan shall continue in effect until the expiration of all Options granted under the Plan unless terminated earlier in accordance with Article 14; provided, however, that it shall otherwise terminate ten years after the Effective Date.

MERIDIAN DIAGNOSTICS, INC.


PROXY     The undersigned hereby appoints WILLIAM J. MOTTO and GERARD BLAIN, or
FOR       either of them, proxies of the undersigned, each with the power of
ANNUAL    substitution, to vote cumulatively or otherwise all shares of Common
MEETING Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meridian Diagnostics, Inc. to be held on January 21, 1999 at 3:00 P.M. Eastern Time at The Phoenix, 812 Race Street, Cincinnati, Ohio or any adjournment of such Annual Meeting.



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING
          PROPOSALS:

          1. Authority to elect as directors the six (6) nominees listed below.

                    FOR _______                      WITHHOLD AUTHORITY _______

               JAMES A. BUZARD, JOHN A. KRAEUTLER, GARY P. KREIDER, WILLIAM J. MOTTO, ROBERT J. READY AND JERRY L. RUYAN

               WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD _______________________________________________________

          2.   Approval of the 1999 Directors' Stock Option Plan.

                    FOR _______       AGAINST_______      ABSTAIN _______

          3. Approval of Amending and Restating the Company's 1996 Stock Option Plan.

                    FOR _______       AGAINST_______      ABSTAIN _______

          4. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for fiscal 1999.

                    FOR _______       AGAINST_______      ABSTAIN _______

          THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.


        (This proxy is continued and is to be signed on the reverse side)

                                           Date                          , 19
                                               --------------------------    --

                                           ------------------------------------

                                           ------------------------------------




                                           Important: Please sign exactly as
                                           name appears hereon indicating, where
                                           proper, official position or
                                           representative capacity. In the case
                                           of joint holders, all should sign.)







           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS